                                                                     EXHIBIT 4.5


                                                                     COMMON STOCK

                                                                        SHARES


  NUMBER                                                          -------------------
C                          [allegiancetelecom, inc. LOGO]           SEE REVERSE FOR
 ---------                                                        CERTAIN DEFINITIONS


                                                                   CUSIP 01747T 10 2

          INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE



---------------------------------------------------------------------------------------
   THIS IS TO CERTIFY THAT






   is the owner of

---------------------------------------------------------------------------------------
 FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.01 PER SHARE, OF

------------------------------ ALLEGIANCE TELECOM, INC. -------------------------------

   transferable on the books of the Company by the holder hereof in person or by duly authorized attorney upon the surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and
Registrar.

   WITNESS the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

Dated:



                                             COUNTERSIGNED AND REGISTERED:
                                                 FIRST CHICAGO TRUST COMPANY
                                                          OF NEW YORK
                                                           TRANSFER AGENT AND REGISTRAR,

                                             BY  /s/ ILLEGIBLE
                                                           AUTHORIZED SIGNATURE


   /s/ ROYCE J. HOLLAND         [ALLEGIANCE TELECOM, INC.       /s/ DENNIS M. MAUNDER
                                    CORPORATE SEAL]              VICE PRESIDENT AND
  CHAIRMAN OF THE BOARD                                          ASSISTANT SECRETARY
AND CHIEF EXECUTIVE OFFICER

   KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED THE COMPANY MAY REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

   The Company is authorized to issue more than one class of stock. A statement of the powers, designations, preferences, and the relative, participating, optional or other rights of each class and series of stock and the qualifications, limitations or restrictions thereon will be provided without charge to each stockholder upon request to the Company.


   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

   TEN COM  --  as tenants in common                     UNIF GIFT MIN ACT -- ................... Custodian ....................
   TEN ENT  --  as tenants by the entireties                                        (Cust)                        (Minor)
   JT TEN   --  as joint tenants with right of           under Uniform Gifts to Minors
                survivorship and not as tenants          Act ...................................................................
                in common                                                                 (State)


    Additional abbreviations may also be used though not in the above list.

For value received, _____________________ hereby sell, assign and transfer unto

   PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE


   --------------------------------------


--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

------------------------------------------------------------------------- Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

----------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated
     ----------------------------------





                            ---------------------------------------------------
                    NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                            WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.





    SIGNATURE(S) GUARANTEED:
                            ---------------------------------------------------
                            THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.